UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported): September 24, 2025

Commission File Number 0-17071

FIRST MERCHANTS CORPORATION

(Exact name of registrant as specified in its charter)

INDIANA	35-1544218
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

200 East Jackson Street

P.O. Box 792

Muncie, IN 47305-2814

(Address of principal executive offices, including zip code)

(765) 747-1500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.125 stated value per share	FRME	Nasdaq Global Select Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry Into a Material Definitive Agreement.

On September 24, 2025, First Merchants Corporation, an Indiana corporation (“First Merchants”), and First Savings Financial Group, Inc., an Indiana corporation (“First Savings”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which First Savings will, subject to the terms and conditions of the Merger Agreement, merge with and into First Merchants (the “Merger”), whereupon the separate corporate existence of First Savings will cease and First Merchants will survive. Immediately following the Merger, First Savings’ wholly owned subsidiary, First Savings Bank, shall be merged with and into First Merchants’ wholly owned subsidiary, First Merchants Bank, with First Merchants Bank as the surviving bank. A copy of the Merger Agreement is filed as Exhibit 2.1 and incorporated herein by reference.

Subject to the terms and conditions of the Merger Agreement, upon the Merger becoming effective (the “Effective Time”), the common shareholders of First Savings will be entitled to receive, for each outstanding share of First Savings common stock, a 0.85 share (the “Exchange Ratio”) of First Merchants common stock, in a tax-free exchange. The Exchange Ratio is subject to adjustments for stock splits, stock dividends, recapitalization, or similar transactions, or as otherwise described in the Merger Agreement. Fractional shares of First Merchants common stock will not be issued in respect of fractional interests arising from the Exchange Ratio but will be paid in cash pursuant to the Merger Agreement.

Immediately prior to the Effective Time, each outstanding First Savings restricted stock award held by certain directors, executive officers and employees of First Savings, whether unvested or vested, will be exchanged for shares of First Merchants common stock based on the Exchange Ratio according to their respective award agreement terms.

In addition, prior to the Effective Time, each outstanding option to purchase First Savings common stock, whether or not exercisable or vested, will automatically fully vest (to the extent not vested) and, at the Effective Time and to the extent not previously exercised, be canceled and First Savings or First Savings Bank will pay to the holder thereof cash in an amount equal to (i) the aggregate number of shares of First Savings common stock subject to the option, multiplied by (ii) the excess, if any, of (A) the product of the Exchange Ratio multiplied by the average closing price of First Merchants common stock for the ten (10) days preceding the fourth calendar day prior to the date of the Merger, over (B) the applicable exercise price.

Based on the number of shares of First Savings common stock currently outstanding, First Merchants expects to issue approximately 5.95 million shares of its common stock, in exchange for all of the issued and outstanding shares of First Savings common stock. Based on the closing price of First Merchants’ common stock on September 24, 2025 of $39.53 per share, the implied value for a share of First Savings common stock is $33.60. The aggregate transaction value is estimated at approximately $241.3 million.

The Boards of Directors of both First Merchants and First Savings have approved the Merger Agreement. The members of the Board of Directors of First Savings and certain executive officers of First Savings have entered into a Voting Agreement pursuant to which each of them has agreed to vote their shares of First Savings common stock in favor of the Merger. A copy of the Voting Agreement is filed as Exhibit 10.1 and incorporated herein by reference.

The Merger Agreement contains representations, warranties and covenants of First Savings and First Merchants, including, among others, covenants (i) to, subject to certain exceptions as more fully set forth in the Merger Agreement, conduct their respective businesses in the ordinary course during the period between the execution of the Merger Agreement and consummation of the Merger, and (ii) prohibiting First Savings, subject to certain exceptions more fully set forth in the Merger Agreement, from engaging in certain kinds of transactions during such period. The Board of Directors of First Savings has adopted a resolution recommending the approval and adoption of the Merger Agreement by its common shareholders, and First Savings has agreed to hold a shareholder meeting to put the Merger before its common shareholders for consideration. First Savings has also agreed, for a period of time and subject to certain exceptions as set forth in the Merger Agreement, not to (i) solicit proposals relating to alternative business combination transactions or (ii) enter into discussions or negotiations or provide confidential information in connection with any proposals for alternative business combination transactions.

Consummation of the Merger is subject to various conditions, including, among others, (i) requisite approval of the holders of First Savings common stock; (ii) effectiveness of a Form S-4 registration statement relating to the shares of First Merchants common stock to be issued in the Merger, (iii) authorization for listing on the Nasdaq Global Select Market of the shares of First Merchants common stock to be issued in the Merger, and (iv) receipt of regulatory approvals. The parties anticipate completing the Merger in the first quarter of 2026.

The Merger Agreement contains certain termination rights for both First Merchants and First Savings. Under certain circumstances, termination of the Merger Agreement may result in the payment of a termination fee by First Savings to First Merchants, all as more fully described in the Merger Agreement.

The foregoing descriptions of the Merger Agreement and the Voting Agreement are not complete and are qualified in their entirety by reference to the Merger Agreement and the Voting Agreement, as applicable, which are filed as Exhibits 2.1 and 10.1, respectively, and, as mentioned above, are incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

On September 25, 2025, First Merchants and First Savings issued a joint press release announcing the execution of the Merger Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference herein.

In addition, First Merchants prepared supplemental information regarding the Merger for analysts and investors. A copy of the information is attached hereto as Exhibit 99.2 and incorporated herein by reference.

The preceding information, as well as Exhibits 99.1 and 99.2 referenced therein, shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, or incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

FORWARD-LOOKING STATEMENTS

This filing and the exhibits hereto contain forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements can often, but not always, be identified by the use of words like “believe”, “continue”, “pattern”, “estimate”, “project”, “intend”, “anticipate”, “expect” and similar expressions or future or conditional verbs such as “will”, “would”, “should”, “could”, “might”, “can”, “may”, or similar expressions. These forward-looking statements include, but are not limited to, statements relating to the expected timing and benefits of the Merger, including future financial and operating results, cost savings, enhanced revenues, and accretion/dilution to reported earnings that may be realized from the Merger, as well as other statements of expectations regarding the Merger, and other statements of First Merchants’ goals, intentions and expectations; statements regarding First Merchants’ business plan and growth strategies; statements regarding the asset quality of First Merchants’ loan and investment portfolios; and estimates of First Merchants’ risks and future costs and benefits, whether with respect to the Merger or otherwise.

These forward-looking statements are subject to significant risks, assumptions and uncertainties that may cause results to differ materially from those set forth in forward-looking statements, including, among other things: the risk that the businesses of First Merchants and First Savings will not be integrated successfully or such integration may be more difficult, time-consuming or costly than expected; expected revenue synergies and cost savings from the Merger may not be fully realized or realized within the expected time frame; revenues following the Merger may be lower than expected; customer and employee relationships and business operations may be disrupted by the Merger; the ability to obtain required regulatory approvals or the approval of First Savings’ common shareholders, and the ability to complete the Merger on the expected timeframe; possible changes in monetary and fiscal policies, and laws and regulations; the effects of easing restrictions on participants in the financial services industry; the cost and other effects of legal and administrative cases; possible changes in the creditworthiness of customers and the possible impairment of collectability of loans; fluctuations in market rates of interest; competitive factors in the banking industry; changes in the banking legislation or regulatory requirements of federal and state agencies applicable to bank holding companies and banks like First Merchants’ affiliate bank; continued availability of earnings and excess capital sufficient for the lawful and prudent declaration of dividends; changes in market, economic, operational, liquidity (including the ability to grow and maintain core deposits and retain large uninsured deposits), credit and interest rate risks associated with First Merchants’ business; the impacts of epidemics, pandemics or other infectious disease outbreaks; and other risks and factors identified in First Merchants’ filings with the Securities and Exchange Commission.

First Merchants does not undertake any obligation to update any forward-looking statement, whether written or oral, relating to the matters discussed in this filing. In addition, First Merchants’ and First Savings’ respective past results of operations do not necessarily indicate either of their anticipated future results, whether or not the Merger is completed.

ADDITIONAL INFORMATION FOR SHAREHOLDERS

This filing does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any proxy vote or approval. In connection with the proposed Merger, First Merchants will file with the SEC a Registration Statement on Form S-4 that will include a Proxy Statement for First Savings and a Prospectus of First Merchants, as well as other relevant documents concerning the proposed Merger. When finalized, the Proxy Statement-Prospectus will be submitted to First Savings’ common shareholders to solicit their proxies in connection with their vote on the proposed Merger. INVESTORS ARE URGED TO READ THE REGISTRATION STATEMENT AND THE CORRESPONDING PROXY STATEMENT-PROSPECTUS REGARDING THE MERGER WHEN THEY BECOME AVAILABLE, AS WELL AS ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, TOGETHER WITH ALL AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, AS THEY WILL CONTAIN IMPORTANT INFORMATION. Once filed, you may obtain a free copy of the Proxy Statement- Prospectus, when it becomes available, as well as other filings containing information about First Merchants and First Savings, at the SEC’s website (http://www.sec.gov). You may also obtain these documents, free of charge, by accessing First Merchants’ website (http://www.firstmerchants.com) under the tab “Investor Relations,” then under the heading “Financial Information” and finally under the link “SEC Filings,” or by accessing First Savings’ website (http://www.fsbbank.net) under the link “Investor Relations.” Alternatively, these documents, when available, can be obtained free of charge from First Merchants upon written request to First Merchants Corporation, 200 East Jackson Street, Muncie, IN 47305, Attention: Corporate Secretary, or by calling (765) 747-1500, or from First Savings, upon written request to First Savings Financial Group, Inc., 702 N Shore Drive, Suite 300, Jeffersonville, IN 47130, Attention: Investor Relations, or by calling (812) 283-0724.

First Merchants and First Savings and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the common shareholders of First Savings in connection with the proposed Merger. Information about the directors and executive officers of First Merchants is set forth in the proxy statement for First Merchants’ 2025 annual meeting of shareholders, as filed with the SEC on Schedule 14A on April 1, 2025. Information about the directors and executive officers of First Savings is set forth in the proxy statement for the First Savings 2025 annual meeting of shareholders, as filed with the SEC on Schedule 14A on January 8, 2025. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the Proxy Statement-Prospectus regarding the proposed Merger when it becomes available. Free copies of this document may be obtained as described in the preceding paragraph.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description of Exhibit

2.1*	Agreement and Plan of Merger between First Merchants Corporation and First Savings Financial Group, Inc. dated September 24, 2025

10.1	Voting Agreement, dated September 24, 2025, among First Merchants Corporation and each member of the Board of Directors and certain executive officers of First Savings Financial Group, Inc.

99.1	Press Release, dated September 25, 2025

99.2	Presentation, dated September 25, 2025

104	Cover Page Interactive Data File (embedded within the inline XBRL document).

*

Schedules to the subject agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule will be furnished to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 25, 2025

First Merchants Corporation

By:	/s/ Michele M. Kawiecki
Michele M. Kawiecki
Executive Vice President and Chief Financial Officer